UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 15, 2004


Commission     Registrant, State of Incorporation, Address    I.R.S. Employer
File Number               and Telephone Number                Identification No.
-----------               --------------------                ----------------

1-8809        SCANA Corporation                                     57-0784499
              (a South Carolina corporation)
              1426 Main Street, Columbia, South Carolina  29201
              (803) 217-9000

1-3375        South Carolina Electric & Gas Company                 57-0248695
              (a South Carolina corporation)
              1426 Main Street, Columbia, South Carolina  29201
              (803) 217-9000


                                 Not applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is separately filed by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other company.

Item 8.01     OTHER EVENTS

     On December 15, 2004 SCANA Corporation issued the press release attached hereto as Exhibit 99.1. The press release discloses certain details of the decision reached by the South Carolina Public Service Commission related to South Carolina Electric & Gas Company's rate increase application filed on July 1, 2004.


Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

              Exhibit 99.1  Press release dated December 15, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                SCANA Corporation
                      South Carolina Electric & Gas Company
                                  (Registrants)




December 15, 2004           By:    s/James E. Swan, IV
                                   ---------------------------------------
                                   James E. Swan, IV
                                   Controller

                                  EXHIBIT INDEX



Number


99.1     Press release dated December 15, 2004.